COHEN & STEERS REAL ASSETS FUND, INC.

CLASS A (RAPAX), CLASS C (RAPCX), CLASS F (RAPFX), CLASS I (RAPIX),

CLASS R (RAPRX) AND CLASS Z (RAPZX) SHARES

Supplement dated September 13, 2024 to

Prospectus dated May 1, 2024

In addition, effective immediately, the section of the Prospectus entitled “Investment Objectives, Principal Investment Strategies and Related Risks—Principal Investment Strategies—Investment Process—Commodities” is hereby deleted and restated in its entirety as follows:

COMMODITIES

The Advisor will actively manage the Fund’s and the Subsidiary’s commodity-related investments pursuant to its proprietary investment strategy. The Advisor seeks to generate attractive returns and deliver broad and diversified commodities exposure using quantitative analysis and techniques. The Advisor will seek to gain exposure to commodity markets, either directly or through the Subsidiary, by investing in derivatives such as commodity futures and forward contracts, call and put options on commodity futures and forward contracts, commodity linked notes, and commodity swaps. The Fund may also invest in exchange traded products, such as ETFs or exchange traded notes (“ETNs”) that have exposure to commodities. These instruments will be utilized to implement a strategy that employs various quantitative techniques, such as the evaluation of term structure or relative value analysis, to determine commodity exposures and contract selection. The selection and allocation to various quantitative techniques will be based on an in-depth research process conducted by the Advisor to evaluate, by way of example, the expected effectiveness of each approach, the current market environment, and desired levels of risk. The Advisor focuses on a diverse universe of commodities for which futures are traded on major global exchanges. In order to be considered for investment, a commodity-linked derivative instrument must generally meet the Advisor’s criteria for liquidity.

At the discretion of the Advisor, the Fund and the Subsidiary (i) may purchase futures contracts, options on futures contracts, commodity swaps and other commodity-related derivative instruments providing long exposure to commodity markets (“Long Positions”), (ii) may sell futures contracts that it will repurchase at a later date, options on futures contracts, commodity swaps and other commodity-related derivative instruments providing short exposure to commodity markets (“Short Positions”) or (iii) may combine Long Positions and Short Positions in different futures contracts, call or put options on futures contracts, commodity swaps and other commodity-related derivative instruments that the Advisor deems to be economically related (“Spread Trades”).

The Fund may be leveraged as a result of its investments in commodities so that the Fund’s (and the Subsidiary’s) net investments in commodities may exceed the net assets of the commodities allocation of the Fund (including its interest in the Subsidiary). Commodity-related derivatives instruments, such as swaps and notes, may also contain additional leverage inherent within the instrument.

The Fund will be required to post collateral in connection with its investments in commodity-related derivatives. Collateral serves to mitigate counterparty risk by ensuring that the Fund fulfills its obligations under the terms of the derivative contracts. The types of collateral that may be posted include cash, U.S. Treasury securities, and other debt instruments. The Fund’s investment adviser will monitor the collateral requirements and ensure that adequate collateral is maintained to meet the obligations of the Subsidiary’s derivative positions.

While the use of leverage can enhance potential returns, it also introduces additional risks that must be carefully managed. The Advisor employs risk management practices which are intended to monitor and mitigate these risks, but the use of leverage may negatively impact the Fund’s returns.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

RAPSPro – 9.13.2024